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                                 March 29, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                   SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

                                125 Broad Street
                            New York, New York 10004
                                 (800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus of the Smith Barney Massachusetts Municipals Fund (the "fund") dated March 29, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in it entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.

TABLE OF CONTENTS

  Investment Objective and Management Policies..............................2
  Risk Factors.............................................................14
  Investing in Massachusetts Municipal Obligations Factors.................15
  Puerto Rico, The U.S. Virgin Islands and Guam............................20
  Portfolio Transactions...................................................23
  Portfolio Turnover.......................................................23
  Investment Restrictions..................................................24
  Trustees and Executive Officers of the Fund..............................26
  Purchase of Shares.......................................................29
  Determination of Net Asset Value.........................................34
  Valuation of Shares......................................................35
  Redemption of Shares.....................................................36
  Investment Management and Other Services.................................39
  Exchange Privilege.......................................................43
  Performance Information..................................................45
  Dividends, Distributions and Taxes.......................................48
  Additional Information...................................................52
  Financial Statements.....................................................54
  Other Information........................................................55
  Appendix A...............................................................56


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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following policies and restrictions supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and restrictions.

The prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment policies in the prospectus. For purposes of this SAI, obligations of non-Massachusetts municipal issuers that pay interest which is excluded from gross income for Federal income tax purposes ("Non-Massachusetts Municipal Securities") and obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (together with certain other municipal issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is excluded from gross income for Federal income tax purposes and exempt from Massachusetts personal income taxes ("Massachusetts Municipal Securities"), are collectively referred to as "Exempt Obligations."

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal and Massachusetts income taxes. This policy may not change without shareholder approval. The fund considers any investments in municipal obligations that pay interest subject to the alternative minimum tax ("AMT") as part of the 80% of the fund's net assets that must be invested in municipal securities. The fund may invest up to 20% of its net assets in non-Massachusetts Municipal Securities.

Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser and administrator to the fund.

Non-Diversified Classification. The fund is classified as a non-diversified fund under the 1940 Act, which means the fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for the Federal income tax and Massachusetts franchise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.


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As a result of the fund's non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

The identification of the issuer of Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Exempt Obligations and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Exempt Obligations may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Exempt Obligations by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold the Exempt Obligations. To the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's, S&P or any other NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

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The fund may invest up to 25% of its total assets in securities rated below investment grade (i.e., lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P), or have the equivalent rating by any other NRSRO, or in unrated securities deemed to be of comparable quality by the manager. These securities, commonly referred to as "junk bonds," (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any other NRSRO are extremely speculative and may be in actual default of interest and/or principal payments.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered generally to be adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn would adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Because many issuers of Massachusetts Municipal Securities may choose not to have their obligations rated, it is possible that a large portion of the fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the Adviser's


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judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Maturity of Obligations Held By The Fund. The fund's average weighted maturity will vary from time to time based on the judgment of the manager. The fund intends to focus on intermediate and long-term obligations, generally with maturities at the time of purchase of from three to more than twenty years.

Exempt Obligations. Exempt Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Exempt Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Exempt Obligations, both within a particular classification and between classifications.

The yields on, and values of, Exempt Obligations depend on a variety of factors, including general economic and monetary conditions, conditions in the Exempt Obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Exempt Obligations with the same maturity, coupon and rating may have different yields or values.

Issuers of Exempt Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

Private Activity Bonds. The fund may invest without limit in Exempt Obligations that are "private activity bonds," as defined in the Code, which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by or payable from funds provided by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. See "Taxes." Private activity bonds held by the fund will be included in the term Exempt Obligations for purposes of

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determining compliance with the fund's policy of investing at least 80% of its net assets in Exempt Obligations.


Related Instruments. The fund may invest without limit in Exempt Obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

U.S. Government Securities. The fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The fund may also invest in instruments supported by the right of the issuer to borrow from the U.S. Treasury and instruments supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Municipal Obligations. The fund invests principally in debt obligations, issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes ("Municipal Obligations"). Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated

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actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases. The fund may invest without limit in "municipal leases." Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include:
(a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases the fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The fund may acquire unrated issues the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust's board of trustees.

Municipal leases held by the fund will be considered illiquid securities unless the board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

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Zero Coupon Securities. The fund may invest in zero coupon Exempt Obligations.
Zero coupon Exempt Obligations are generally divided into two categories: pure zero obligations, which pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon Exempt Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Exempt Obligation's life or payment deferral period.

Custodial Receipts. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Exempt Obligations. The underwriter of these certificates or receipts typically purchases Exempt Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Exempt Obligations described above. Although under the terms of a custodial receipt the fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Exempt Obligation Components. The fund may invest in Exempt Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Exempt Obligation and the auction rate paid on the Auction Component. The fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate Exempt Obligation having

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similar credit quality, redemption provisions and maturity.

Floating and Variable Rate Instruments. The fund may purchase floating and variable rate demand notes and bonds, which are Exempt Obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by the fund are not secured by letters of credit or other credit support arrangements, the fund's rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in Exempt Obligations. A participation interest gives the fund an undivided interest in the Exempt Obligation in the proportion that the fund's participation interest bears to the total amount of the Exempt Obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. government securities. The fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the Exempt Obligation, plus accrued interest. The fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the Exempt Obligation or to maintain or improve the quality of its investment portfolio.

Taxable Investments. Under normal conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, when the manager believes that market conditions warrant, the fund may take a temporary defensive posture and invest without limitation in short-term Exempt Obligations and Taxable Investments. To the extent the fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

Temporary Investments. When the fund is maintaining a defensive position, it may invest in short-term investments ("Temporary Investments") consisting of: (a) the following tax-exempt securities - notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Exempt Obligations rated within the three highest grades by Moody's or S&P; and (b) the following taxable securities: U.S. government securities, including repurchase agreements with respect to such securities; other debt securities rated within the three highest grades by Moody's and S&P; commercial paper rated in the highest grade by either of such rating services; and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or of the fund's shares of beneficial interest, or in order to have highly liquid securities available to meet anticipated redemptions.

Investment Techniques

The fund may employ, among others, the investment techniques described below, which may give rise to taxable income or gain:

Municipal Bond Index and Interest Rate Futures Contracts. The purpose of entering into a municipal bond index or interest rate futures contract by the fund is to protect the fund from fluctuations in interest rates on tax-exempt securities without buying or selling the Exempt Obligations. If the fund owns long-term Exempt Obligations and interest rates are expected to increase, for example, the fund might enter into futures contracts to sell a municipal bond index or the debt security underlying the interest rate future. Such a transaction would have much the same effect as selling some of the long-term Exempt Obligations in the fund's portfolio. If interest rates increase as anticipated, the value of certain long-term Exempt Obligations in the fund's portfolio would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of the Exempt Obligations in the fund's portfolio will far exceed the value of the futures contracts entered into by the fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio.

When interest rates are expected to decline, futures contracts to purchase a municipal bond index or debt security, could be entered into to hedge against the fund's anticipated purchases of long-term Exempt Obligations at higher prices. Because the rate of fluctuation in the value of the futures contracts should be similar to that of long-term Exempt Obligations, the fund could enter into futures contracts at lower prices. At the time the fund deems it appropriate to purchase the Exempt Obligations, the futures contracts could be liquidated and the fund's cash could then be used to buy long-term Exempt Obligations. The fund could accomplish similar results by selling Exempt

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Obligations with long maturities and investing in Exempt Obligations with short maturities when interest rates are expected to increase or by buying Exempt Obligations with long maturities and selling Exempt Obligations with short maturities when interest rates are expected to decline. When the market for Exempt Obligations when it is not as liquid as that for the futures contracts, however, the ability to enter into such contracts could enable the fund to react more quickly to anticipated changes in market conditions or interest rates.

Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in the name of the futures commission merchant effecting the transaction an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of the board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the futures commission merchant will be made on a daily basis as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the futures contract.

There are several risks in connection with the use of municipal bond index and interest rate futures contracts as hedging devices. Successful use of these futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index or the debt security underlying the futures contract and movements in the price of the Exempt Obligations, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and Exempt Obligations and technical influences on futures trading. The degree of imperfection of correlation may be increased with respect to the fund, which will hold primarily Massachusetts Municipal Securities rather than a selection of the bonds constituting any index. The fund's Exempt Obligations and the bonds in the index also may differ in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to enter into futures contracts only if an active market exists for the contracts, there can be no assurance that an active market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it might not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of Exempt Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of Exempt Obligations held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Exempt Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Municipal Bond Index and Interest Rate Futures Contracts. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to assume a long position in a specified underlying futures contract, and a put option gives the purchaser the right to assume a short position in a specified underlying futures contract, at a stated exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

The fund will purchase put and call options on municipal bond index and interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The fund may purchase put options on interest rate or municipal bond index futures contracts if the manager anticipates a rise in interest rates. The purchase of put options on these futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because the value of a municipal bond index or interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with Exempt Obligations, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on these futures contracts at a time when the manager expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities without the need to sell such securities.

The fund may purchase call options on municipal bond index or interest rate futures contracts if the manager anticipates a decline in interest rates. The purchase of a call option on a municipal bond index or interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. The fund would purchase a call option on a futures contract to hedge against a market advance when the fund was holding cash in anticipation of purchasing Exempt Obligations. The fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the options could be liquidated and the fund's cash could be used to buy Exempt Obligations.

The fund would sell put and call options on futures contracts only as part of closing transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

When-Issued Securities and Delayed-Delivery Transactions. The fund may purchase securities on a "when-issued" basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Stand-by Commitments. The fund may acquire "stand-by commitments" with respect to Exempt Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at the fund's option specified securities at a specified price and, in this way, a stand-by commitment is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Exempt Obligations and similarly decreasing the security's yield to the fund.

Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund's assets may be invested in securities of entities that have been in continuous operation for fewer than three years. Notwithstanding the foregoing, the fund will not invest more than 10% of its assets, excluding restricted securities subject to Rule 144A under the Securities Act of 1933, as amended, that are restricted. (An investment in Rule 144A Securities will be considered illiquid and therefore subject to the fund's limit on the purchase of illiquid securities unless the board or its delegates determines that the Rule 144A Securities are liquid.) The fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain, during the term of the agreement, the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

RISK FACTORS

Alternative Minimum Tax

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of Massachusetts issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund's assets are invested may include debt obligations of the municipalities and other subdivisions of Massachusetts issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Massachusetts legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students, which are supported, by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. The cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area also affect toll road bonds. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

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Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Risk Factors Investing in Massachusetts Municipal Obligations

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the Commonwealth of Massachusetts, Puerto Rico, the Virgin Islands and Guam and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

The fund invests primarily in obligations of the Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the fund's investment performance. These events may include: -- Public policy changes. -- Economic and tax base erosion. -- Limits on tax increases. -- Budget deficits and other financial difficulties. -- Changes in ratings assigned to municipal issuers.

The Commonwealth and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

Massachusetts is a densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts's residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits; construction, and employment levels suggest a strong and continued economic recovery.

Per capita personal income for Massachusetts's residents was $35,733 in 1999, as compared to the national average of $28,518. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

The Massachusetts services sector, with 36.8 percent of the non-agricultural work force in February 2001, is the largest sector in the Massachusetts economy. Government employment represents 13.0 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, increased employment levels have accompanied the economic recovery that began in 1993. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0 percent. In 2000, employment levels in all industries increased or remained constant.

While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2000 was 2.6 percent, compared to 4.2 percent for the nation.

Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, the growth rates in

Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time since 1995. For 1998, Massachusetts Gross State Product increased by 6.0 percent compared to 5.1 percent for the nation as a whole.

The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 1998, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed over 64 percent of the total Massachusetts Gross State Product.

The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

Debt service expenditures of the Commonwealth in Fiscal Years 1996 - 2000 were $905.1 million, $997.6 million, $1,079.3 million, $1,173.8 million and $1,193.3 million, respectively, and are projected to be $1,361.3 million for Fiscal Year 2001. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2001 Fiscal Year

On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal called for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represented a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 were estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represented a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projected a fiscal 2001 ending balance in the budgeted funds of $1.979 billion, including a Stabilization Fund balance of $1.599 billion.

The Governor's budget recommendation was based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represented a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflected $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

2002 Fiscal Year

On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal calls for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represents the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represents a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 are estimated to be $22.639 billion. The Governor's budget submission represents a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projects a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

The Governor's budget recommendation is based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represents a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflects a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November 2000.

In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2 percent. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2 percent.

During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 2001, approximately 22.0 percent of Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

During Fiscal Years 1996, 1997, 1998, 1999 and 2000, Medicaid expenditures of the Commonwealth were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from Fiscal Year 1996 to Fiscal Year 2000 was 4.73 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 2001 Medicaid expenditures will be approximately $4.603 billion, an increase of 7.8 percent from Fiscal Year 2000.

The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low.

From Fiscal Year 1996 through Fiscal Year 2000, per capita costs have increased by less than one percent annually. Beginning in Fiscal Year 1999, the state expanded eligibility for the Medicaid program, resulting in a total of 920,000 members at the end of Fiscal Year 2000 or a 5.3 percent increase over the case load at Fiscal Year 1999.

The Legislature passed health care reform bills in July, 1996 and July, 1997 which authorized the Division of Medical Assistance to expand eligibility for health care coverage by increasing the Medicaid benefits income cutoff to 133 percent of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200 percent of the federal poverty level for children up to the age 18 and pregnant women. These changes resulted in an additional 230,000 additional people becoming enrolled in a Medicaid benefits plan by the end of Fiscal Year 2000. In addition, pharmacy assistance to seniors, a program begun in 1998, continued to grow in Fiscal Year 2000, with expenditures increasing by 100 percent from Fiscal Year 1999.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Puerto Rico. Puerto Rico, the fourth largest Caribbean island, enjoys commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998. There are two major political parties: the Popular Democratic Party (favors continued Commonwealth status) and the New Progressive Party (favors statehood). The Popular Democratic Party captured 48.6% of the vote in 2000 versus 45.7% for the New Progressive Party.

Puerto Rico's economy is closely tied to that of the United States mainland. Approximately 88% of Puerto Rico's exports were sent to the United States, which in turn accounted for 56% of the island's imports. The two mainstays of the economy are manufacturing and services. The manufacturing component of the economy has changed over the years and now is characterized as one whose industries pay higher wages via high technology, pharmaceuticals, electronics, computers and professional and scientific instruments sectors. The services sector includes finance, insurance, real estate, wholesale and retail trade, and hotel and related services. The Commonwealth has been active in providing tax and other incentives for manufacturing firms to locate/operate on the island.

During the 1996-2000 period, the economy registered strong gains as gross product rose from $30.4 billion in 1996 to $41.4 billion ($34.8 billion in 1996 prices) in 2000. Government-sponsored economic development programs, increased levels of federal transfers, low interest rates, and favorable oil prices drove this strong growth. Although the final numbers for Fiscal Year 2001 are only estimates, it is believed that the economy registered economic growth slightly in excess of 2%. Higher oil prices typically have a dampening effect on the economy as most goods and materials are transported to and from the island by ship.

Puerto Rico typically endures higher rates of unemployment than does the mainland. Importantly, the rate of unemployment declined from 13.8% in 1996 to 11% in 2000. As of March 2001, unemployment was 10.6%.

As mentioned previously, services represent the second largest sector of the economy. Tourism is a major aspect of this sector. The recent economic slowdown coupled with the events of September 11, 2001 is likely to mean that economic growth and income will be below recent levels for this sector. In 2000, tourist hotels registered 1,050,100 guests and cruise ships carried 1,224,600 passengers. San Juan is the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world. Generally, cruise ship passengers arrive and depart for cruise vacations by air. The timing of the public's return to confidence in air travel will be a key component to the health of the services sector.

In terms of debt and finances, Puerto Rico typically shoulders a high debt burden. It must be noted, however, that a majority of capital expenditures are borne by the Commonwealth versus the mainland where political subdivisions incur substantial capital expenses. The Commonwealth's financial picture fluctuates with overall economic activity on the mainland. Therefore, the current year's budget may be adversely affected by the reduced rate of economic activity not only in the United States, but also in many parts of the world.

As of October 2001, Moody's and Standard & Poor's rate the Commonwealth's general obligation debt Baa1 and A, respectively.

The U.S. Virgin Islands. The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States. The Organic Act granted the residents a measure of self-government, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 33% of all nonagricultural jobs in 1999. Federal government jobs have remained relatively unchanged at 877 and Territorial Government jobs have declined by 2.4% to 12,566 from 12,876 in 1998. Total government employment declined by 2% in 1999 to 13,438 from 13,753 in 1998. According to an April 2000 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER), public sector employment is expected to decrease mainly as a result of a mandated 10% reduction in local government employment. Federal government jobs are expected to remain unchanged.

Tourism is the predominant source of employment and income of the Virgin Islands. After experiencing four consecutive years of growth and a record 2.1 million visitors in 1998, activity in the tourism sector slowed in 1999 mainly due to a reduction in the number of cruise ship calls. In 1999, the Virgin Islands recorded 2.0 million visitors, a decrease of about 8% over the 1998 total. This decrease was mainly due to a drop in cruise ship passenger arrivals that totaled 1.4 million in 1999, representing a decrease of 13% over the 1998 total of 1.6 million. Cruise ship business declined because of damage caused by hurricanes. BER forecasted the rate of cruise passenger arrivals to rebound in fiscal year 2001 to record levels with the introduction of new mega-vessels and to increase by 8% to 1.6 million. During calendar year 1999, overnight visitors increased, by 7.1% over 1998 to 560,133, which is partially attributable to the introduction of additional seats into the Virgin Islands on both chartered and scheduled air services.

In 1999 the Virgin Islands issued approximately $300 million in Gross Receipts Tax bonds. These bonds were issued to fund the Islands' substantial accumulated deficit. Among the conditions attendant to this program was a Memorandum of Understanding with the US Department of the

Interior, which among other things, required a multi-year plan of balanced budgets (absent extenuating circumstances). Gross receipts tax revenues represent the government's second largest source of revenue (21.4%) after the income tax (55.6%).

Overnight visitors spend approximately four times more than cruise ship passengers. In the immediate aftermath of the events of September 11, 2001, travelers have eschewed air travel due to concerns for their safety. Although exact information is not currently available in terms of tourism, it is likely that there has been a decline in overnight visitors. Moreover, cruise travel usually requires an air component. Consequently, cruise lines have also been facing reduced demand post September 11. If these concerns are of relatively short duration, the Virgin Islands should rebound quickly. Should tourism remain depressed for a long period of time, however, the Virgin Islands may again face deficits in its operating funds.

As of October 31, 2001, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole. However, its Gross Receipts Taxes bonds issued in 1999 carry a BBB- rating by S&P. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, construction and the high technology areas have compensated for that loss. Puerto Rico's economy has expanded in the 1990's in step with the U.S. economy. In 1999 Puerto Rico's GNP grew at 4.2%, the highest annual rate this decade.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in the past few years. During its 1997 fiscal year, the government was able to make noticeable progress on its traditional budgetary problems operating with a balanced budget for that fiscal year. However, during 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. There does seem to be some recent improvement in the Japanese economy. According to the Guam Visitors Bureau, visitor arrivals increased in April 2000 by 11.8% over April 1999. Visits from Japan, Korea and the U.S. mainland increased 14.2%, 120.5% and 9.7%, respectively.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1998, 1999 and 2000 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Exempt Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1999, 2000 and 2001 fiscal years, the fund's portfolio turnover rates were 66%, 50% and 43%, respectively.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without the approval of the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the fund's outstanding shares. The fund's board of trustees may change the remaining restrictions at any time.

               The fund will not:

               1. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

               2. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

               3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

               4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

               5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

               6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
               (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

          7. Under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes, in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

The fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's net assets to be invested in municipal securities.

          8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

          9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          10.  Purchase or sell oil and gas interests.

          11. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

          12.  Invest in companies for the purpose of exercising control.

          13. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by
               Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

          14. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may make margin deposits in connection with municipal bond index and interest rate futures contracts and may purchase and sell options on municipal bond index and interest rate futures contracts.

Certain restrictions listed above permit the fund to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

The names of the trustees and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each trustee who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk.


------------------------------------------------------------------------------------------------------------------------------------
                                  Position(s)     Term of                                                      Other Directorships
                                   Held with       Office      Principal Occupation(s)       Number of            Held by Trustee
                                     Fund           and          During Past 5 Years     Investment Companies
                                                  Length                                      in Fund
                                                  of Time                                     Complex
     Name, Address, and                           Served*                                   Overseen by
           Age                                                                               Trustee
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
    TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Herbert Barg                        Trustee         Since               Retired                  16                  None
1460 Drayton Lane                                    199
Wynnewood, PA 19096 Age 78


Dwight B. Crane                     Trustee          Since   Professor - Harvard Business        23                  None
Harvard Business School                              199         School; Self-Employed
Soldiers Field                                                        Consultant;
Morgan Hall #375                                              Director - Vendquest, Inc.;
Boston, MA 02163                                              Customer Dialogue Systems,
Age 64                                                           Inc.; Microforum, Inc
------------------------------------------------------------------------------------------------------------------------------------
Burt N. Dorsett                     Trustee         Since     President - Dorsett McCabe         11                  None
201 East 62nd Street                                 199       Capital Management Inc.;
Apt. 3C                                                       Chief Investment Officer -
New York, NY 10021                                             Leeb Capital Management,
Age 71                                                             Inc. 1999-Present
                                                                  Director- Research
                                                               Corporation Technologies
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Elliot S. Jaffe                     Trustee         Since     Chairman of The Dress Barn         11       Zweig Total Return Fund;
The Dress Barn Inc.                                  199      Inc.; Prior to 2002, Chief                  Zweig Fund, Inc.
Executive Office                                               Executive Officer of The
30 Dunnigan Drive                                                   Dress Barn Inc.
Suffern, NY  10901
Age 75
------------------------------------------------------------------------------------------------------------------------------------
Stephen E. Kaufman Stephen          Trustee         Since              Attorney                  13                  None
E. Kaufman PC                                        199
277 Park Avenue, 47th Fl
New York, New York
Age 70
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. McCann                    Trustee         Since               Retired                  11                  None
200 Oak Park Place                                   199
Suite One
Pittsburgh, PA 15243
Age 71
------------------------------------------------------------------------------------------------------------------------------------
Cornelius C. Rose, Jr.              Trustee         Since      Chief Executive Officer -         11                  None
8 McGee Road                                         199         Performance Learning
Woodstock, NY 12498                                            Systems; President - Rose
Age 69                                                                Associates;
                                                                    Director - UVTI
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES**

------------------------------------------------------------------------------------------------------------------------------------
Alfred Bianchetti                   Trustee         Since              Retired;                  11                 None
19 Circle End Drive                                  199
Ramsey, NJ 07446
Age 79
------------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon                 Trustee/         Since    Managing Director of Salomon        78                 None
Salomon Smith Barney               Chairman          199         Smith Barney ("SSB");
125 Broad Street, 9th Fl                                       President and Director of
New York, NY  10004                                               SBFM and Travelers
Age 68                                                          Investment Adviser, Inc
                                                               ("TIA"); Director of The
                                                                 Travelers Investment
                                                             Management Company ("TIMCO")
------------------------------------------------------------------------------------------------------------------------------------

* Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.

** Mr. Bianchetti and Mr. McLendon are trustees who are "interested persons" of the trust as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone                  Senior Vice       Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney               President        1999       Director and Senior Vice
125 Broad Street                 and Treasurer                 President of SBFM and TIA
New York, NY 10004
Age 44
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Anthony Pace                      Controller        Since          Director of SSB;             N/A                  N/A
Salomon Smith Barney                                 199
125 Broad Street
New York, NY 10004
Age 36
------------------------------------------------------------------------------------------------------------------------------------
Christina T. Sydor                 Secretary        Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney                                 199          General Counsel and
300 First Stamford Place                                       Secretary of SBFM and TIA
Stamford, CT 06902
Age 51
------------------------------------------------------------------------------------------------------------------------------------
Peter Coffey                    Vice President      Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney            and Investment       199      Investment Officer of SBFM
333 West 34th Street                Officer
New York, NY 10001
Age 57
------------------------------------------------------------------------------------------------------------------------------------

     For the calendar year ended December 31, 2001, the trustees beneficially owned equity securities of the fund and all registered investment companies overseen by the trustees within the dollar ranges presented in the table below:

---------------------------------------------------------------------------------------------
                                   Dollar Range of       Aggregate Dollar Range of Equity
                                  Equity Securities        Securities in All Registered
        Name of Trustee              in the Fund         Investment Companies Overseen by
                                                         Trustee in Family of Investment
                                                                     Companies
---------------------------------------------------------------------------------------------
Herbert Barg                             None                          None
---------------------------------------------------------------------------------------------
Alfred Bianchetti                        None                          None
---------------------------------------------------------------------------------------------
Dwight B. Crane                          None                      Over $100,000
---------------------------------------------------------------------------------------------
Burt N. Dorsett                          None                      Over $100,000
---------------------------------------------------------------------------------------------
Elliot S. Jaffe                          None                          None
---------------------------------------------------------------------------------------------
Stephen E. Kaufman                       None                          None
---------------------------------------------------------------------------------------------
Joseph J. McCann                         None                          None
---------------------------------------------------------------------------------------------
Heath B. McLendon                        None                      Over $100,000
---------------------------------------------------------------------------------------------
Cornelius C. Rose, Jr.                   None                      Over $100,000
---------------------------------------------------------------------------------------------

As of December 31, 2001, none of the Independent Trustees, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

No officer, trustee or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, trustee or employee of Salomon Smith Barney or any of its affiliates a fee of $1000 per annum plus $100 per in-person meeting or telephonic meeting. Each

The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers. Salomon Smith Barney compensates officers of the trust.


                                              Total Pension or
                                                 Retirement           Compensation        Number of Funds
                               Aggregate      Benefits Accrued        from Company       for Which Trustee
                             Compensation        As part of         and Fund Complex        Serves Within
Name of Person                 From Fund+       Fund Expenses       Paid to Trustees        Fund Complex
--------------                 ----------       -------------       ----------------        ------------
Herbert Barg**                  $1,400               $0                 $146,000                 16
Alfred Bianchetti**               1,400               0                  143,550                 11
Martin Brody***                   1,400               0                   61,300                21
Dwight B. Crane**                 1,200               0                  115,000                24
Burt N. Dorsett**                 1,400               0                   61,300                11
Elliot S. Jaffe**                 1,200               0                  115,000                 11
Stephen E. Kaufman**              1,400               0                   60,900                13
Joseph J. McCann**                1,400               0                   61,300                11
Heath B. McLendon*                    0               0                        0                78
Cornelius C. Rose, Jr.**          1,400               0                   52,700                11

*    Designates an "interested" trustee.
**   Designates member of Audit Committee.
***  Martin Brody became a trustee emeritus on December 31, 2001.

At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to trustees emeritus was $700.

trustee emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting or telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the most recent calendar year, the total aggregate reimbursement was $8,428.

To the best knowledge of the trustees, as of March 15, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

-------------------------------------------------------------------------------------------------------------
    CLASS       SHARES HELD       PERCENT    NAME                           ADDRESS
-------------------------------------------------------------------------------------------------------------
     L         27,361.551        6.8974%     Lilla M. Pond TTEE             80 Lincoln Street
                                             Lilla M. Pond Trust            Norwood, MA 02062-1352
                                             U/A/D 5/13/93
-------------------------------------------------------------------------------------------------------------
     L         26,870.928        7.0415%     Margaret P.Cade                24 Ginn Road
                                                                            Winchester, MA  01890-2607
-------------------------------------------------------------------------------------------------------------
     L         20,270.567        5.3119%     Gail K. Cohen TTEE             14 Heron Street #207
                                             U/A6/5/89                      West Roxburry, MA 02132-4123
                                             Bruce B. Cohen Trust
-------------------------------------------------------------------------------------------------------------
     L         20,175.796        5.2870%     Joan Bell, Barbara Sugrue,     44 Cottage Lane
                                             Sarah Taccini TTEES            Weymouth, MA 02188-2107
                                             The Joan Bell Rev Trust
-------------------------------------------------------------------------------------------------------------


INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator

SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the " Advisory Agreement") with the trust, which was approved by the board of trustees, including a majority of trustees who are not "interested persons" of the trust or the manager. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of January 31, 2001 in excess of $146 billion.

The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Trustees of the fund's board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for investment advisory services, the fund pays the manager a fee computed daily and payable monthly at 0.30% of the value of the fund's average daily net assets. For the fiscal years ended November 30, 1999, 2000 and 2001, the fund paid $212,123, $191,918 and $202,505 respectively, in investment advisory fees.

The manager also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The services provided by the manager under the Administration Agreement are described in the prospectus under "Management." The manager pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services.

As administrator the manager: (a) assists in supervising all aspects of the fund's operations except those performed by the fund's investment manager under its investment advisory agreement; b) supplies the fund with office facilities (which may be in the manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% in excess of $500 million. For the fiscal years ended November 30, 1999, 2000 and 2001, the fund paid the manager $141,415, $127,946 and $135,003 in administration fees, respectively.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of trustees of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ended November 30, 2002.

Custodian, Transfer Agent and Sub-Transfer Agent

The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's trustee.

The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.
                                       36

Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was last approved by the fund's board of trustees, including a majority of the independent directors, on July 18, 2001. Prior to and up to June 5, 2000, CFBDS, Inc. ("CFBDS") served as the fund's Distributor.

For the fiscal year ended November 30, 1999, Salomon Smith Barney and CFBDS received $5,000 in sales charges from the sale of Class A shares. For the fiscal year ended November 30, 2000, Salomon Smith Barney and CFBDS received $37,000 in sales charges from the sale of Class A shares. For the fiscal year ended November 30, 2001, Salomon Smith Barney received $81,000 in sales charges from the sale of Class A shares.

For the fiscal year ended November 30, 1999, Salomon Smith Barney received $14,000 in sales charges from the sale of Class L shares. For the fiscal year ended November 30, 1999, Salomon Smith Barney or its predecessor received from shareholders $5,000 in deferred sales charges on the redemption of Class A shares. For the fiscal year ended November 30, 2001, Salomon Smith Barney received $12,000 in sales charges from the sale of Class L shares.

For the fiscal years ended November 30, 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from shareholders $30,000, $65,000 and $ 46,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended November 30, 1999, 2000 and 2001, Salomon Smith Barney or its predecessor received from $1,000, $2,000 and $1000, respectively, in deferred sales charges on redemption of Class L shares.

When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory Agreement for continuance.

Distribution Arrangements. To compensate Salomon Smith Barney for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended November 30, 2001, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney are expressed in the following table:

--------------------------------------------------------------------------------
          Financial
         Consultant        Branch      Advertising        Printing      Interest
        Compensation      Expenses      Expenses          Expenses      Expenses
--------------------------------------------------------------------------------
         $82,423          $30,738        $3,819            $431          $5,380
--------------------------------------------------------------------------------

The following service and distribution fees were incurred pursuant to a Distribution Plan during the periods indicated:



                            Distribution Plan Fees
                            ----------------------

                            Fiscal Year            Fiscal Year           Fiscal Year
                            Ended 11/30/01         Ended 11/30/00        Ended 11/30/99
          Class A           $ 60,950               $  53,091             $  57,668

          Class B           $ 152,214              $ 170,362             $ 192,362

          Class L*          $ 24,154               $  20,069             $  18,678

*    Class L shares were called Class C shares until June 12, 1998.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the trustees and independent trustees in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                                                 Service Agent's
                            Sales Charge as a %     Sales Charge as a %          Reallowance as %
                               Of Transaction        of Amount Invested         of Offering Price
Amount of Investment
Less than $25,000                   4.00%                   4.17%                      3.60%
$25,000 - 49,999                    3.50                    3.63                       3.15
$50,000 - 99,999                    3.00                    3.09                       2.70
$100,000 - 249,999                  2.50                    2.56                       2.25
$250,000 - 499,999                  1.50                    1.52                       1.35
$500,000 and over                    *                       *                          *

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. Salomon Smith Barney or the sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.


Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


    Year Since Purchase Payment Was Made              Deferred sales charge
--------------------------------------------------------------------------------
    First                                             4.50%
    Second                                            4.00
    Third                                             3.00
    Fourth                                            2.00
    Fifth                                             1.00
    Sixth and thereafter                              0.00
--------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the board of trustees. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's board of trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of trustees.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of trustees.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

VALUATION OF SHARES

The fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the Fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgement of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's board of trustees.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

         Smith Barney Massachusetts Municipals Fund
         Class A, B, L or Y (please specify)
         c/o PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions. Eligible shareholders may make redemption requests of up to $10,000 of any class or classes of shares of a fund by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of trustees may deem advisable; however, payments shall be made wholly in cash unless the board of trustees believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the fund's board of trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Salomon Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Service Agent.

EXCHANGE PRIVILEGE

Except as otherwise noted below, shares of each class of the fund may be exchanged for shares of the same class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemptions and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

PERFORMANCE INFORMATION

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications: - Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

A class's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                       (a-b    )6
                            YIELD = 2 [(--- + 1) - 1]
                                       ( cd    )


       Where:      a = dividends and interest earned during the period.
                   b = expenses accrued for the period (net of reimbursement).
                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                   d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a class of shares is computed by dividing that portion of the class's 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the class's yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L shares for the 30-day period ended November 30, 2001 was 5.00%, 4.68% and 4.64%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 10.12%, 9.47% and 9.39% respectively, assuming the payment of Federal income taxes at a rate of 38.6% and Massachusetts taxes at a rate of 12%.

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

Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                        P (1+T)n = ERV

Where:                     P =   a hypothetical initial payment of $1,000.
                           T =   average annual total return.
                           N =   number of years.
                         ERV =   Ending Redeemable Value of a hypothetical
                                 $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                          Average Annual Total Return for the fiscal year ended
                          ------------------------------------------------------
                          November 30, 2001
                          -----------------
 Class of Shares          1-Year          5-Year        10-Year       Since
 ---------------          ------          ------        -------       Inception1
                                                                      ----------
 Class A2                 5.88%           4.77%         6.06%         7.05%
 Class B3                 5.08%           4.89%         N/A           5.65%
 Class L4                 7.59%           4.81%         N/A           6.92%
 Class Y                  N/A             N/A           N/A           N/A

1 Class A, B and L shares commenced operations on December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

2 The average annual total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 10.25%, 5.62% 6.49% and 7.37% for those same periods.

3 The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 9.58%, 5.05% and 5.65%, for those same periods.

4 The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges have not been deducted, the average annual total return for Class L shares for the same period would have been 9.63%, 4.81% and 6.92%.for those same periods.

5 There is no performance information for Class Y shares because none were outstanding for the periods presented.

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

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                   ERV-P
                                   -----
                                     P

Where:    P =    a hypothetical initial payment of $10,000.
          ERV=   Ending Redeemable Value of a hypothetical $10,000
                 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                        Aggregate  Total  Return  for  the  fiscal  year  ended
                        -------------------------------------------------------
                        November 30, 2001

 Class of Shares        1-Year         5-Year        10-Year        Since
 ---------------        ------         ------        -------        Inception/1/
                                                                    ----------
 Class A/2/             5.88%          26.21%        80.02%         158.72%
 Class B/3/             5.08%          8.53%         N/A            64.60%
 Class L/4/             7.59%          26.50%        N/A            60.28%
 Class Y                N/A            N/A           N/A            N/A
-----------------------
1 Classes A, B and L shares commenced operations on December 21, 1987, November 6, 1992, November 10, 1994 respectively.
2 The aggregate total return figure assumes that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 5.88%, 26.21%, 87.50% and 169.62%, for the same periods.
3 The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same period would have been 9.58%, 27.26% and 64.60% for the same periods.
4 The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same period would have been 9.63%, 27.77% and 61.64% for the same periods.
5 There is no performance information for Class Y shares because none were outstanding for the periods presented.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered as representative of the

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

class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

AFTER-TAX RETURN

From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

    P(1 + T)n = ATVD

    Where:   P    = a hypothetical initial payment of $1,000.
             T    = average annual total return (after taxes on distributions).
             n    = number of years.
             ATVD = ending value of a hypothetical $1,000
                    investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

    P(1 + T)n = ATVDR

    Where:   P     = a hypothetical initial payment of $1,000.
             T     = average annual total return (after taxes on distributions and redemption).
             n     = number of years.
             ATVDR = ending value of a hypothetical $1,000
                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

As described in the fund's prospectus, the fund is designed to provide shareholders with current income, which is excluded from, gross income for federal income tax purposes and which is exempt from Massachusetts's personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

On November 30, 2001, the unused capital loss carryovers by the fund were approximately $997,000. For Federal income tax purposes, this amount is available to be applied against future capital gains of the fund that has the carryovers, if any, that is realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the years indicated below.

                                            2007                       2008
                                            ----                       ----

Carryforward Amounts                      $18,000                   $979,000

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for Federal income tax purposes and Massachusetts personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and Federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the Federal branch profits tax or the Federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 30% of (a) taxable dividends and distributions and
(b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and Massachusetts personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the Federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from Federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to Federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

Massachusetts Taxation

Individual shareholders who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is excluded from gross income for Federal income tax purposes and exempt from Massachusetts personal income taxes. Other distributions from the fund, including those related to long-and short-term capital gains, other than certain gains from certain Massachusetts Municipal Securities identified by the Massachusetts Department of revenue, generally would not be exempt from Massachusetts personal income tax. Businesses should note that the fund's distributions derived from Massachusetts Municipal Securities are not exempt from Massachusetts corporate excise tax.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 13, 1987, as amended from time to time. The fund commenced operations on December 21, 1987, under the name Shearson Lehman Massachusetts Municipals. On July 30, 1993 and October 14, 1994, the fund changed its name to Smith Barney Shearson Massachusetts Municipals Fund and Smith Barney Massachusetts Municipals Fund, respectively.

Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master

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

Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Description of Shares

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable. Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Voting Rights

The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The trustees of the fund have the power to alter the number and the terms of office of the trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the trustees at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the trustees.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended November 30, 2001 is incorporated herein by reference in its entirety. The annual report was filed on February 6, 2002, Accession Number 0000950109-02-000598.

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

OTHER  INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Premier Selections Series - our best ideas, concentrated funds

         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis

         Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray

         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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                                    APPENDIX

                           RATINGS ON DEBT OBLIGATIONS

                            BOND (AND NOTES) RATINGS

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than

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

in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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The following summarizes the highest four municipal ratings used by Moody's:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch IBCA, Inc.

       AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

       AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

       A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

       BB - Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

       B - Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

       CCC, CC, C - Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

       Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

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COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

       Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

       A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

       A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

       Fitch's short-term ratings are as follows:

       F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

       F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

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       F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

The Thomson BankWatch ("TBW")

       TBW-1 - Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

       TBW-2 - While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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                   SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

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                                                Statement of
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                                                March 29, 2002
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Smith Barney Massachusetts Municipals Fund
125 Broad Street
New York, NY  10004

                                                  SALOMON SMITH BARNEY
                                                  A Member of Citigroup [Symbol]

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